United Bankshares, Inc. Third Quarter 2018 Earnings Review October 25, 2018 Exhibit 99.2

Forward-Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use the words “projects”, “targets”, “intends”, “plans”, “believes,” “expects,” “anticipates” or similar expressions or future or conditional verbs such as “will”, “may”, “might”, “should”, “would” and “could”. These forward-looking statements involve certain risks and uncertainties. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: competitive pressures among depository institutions increase significantly; changes in interest rate environment may adversely affect net interest income; gain on sale margins; loan accretion; prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; general economic conditions, either national or in the states in which United does business, are less favorable than expected; changes in the securities markets; continued diversification of assets and adverse changes to credit quality; any economic slowdown that could adversely affect credit quality and loan originations. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the caption “Risk Factors” of United’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC. October 2018

3Q18 HIGHLIGHTS Achieved record Net Income of $192.4 million through the first nine months of 2018. 3Q18 Net Income of $64.4 million with diluted earnings per share of $0.62 Outperformed peer profitability Generated return on average assets of 1.34%, return on equity of 7.83%, and return on tangible equity* of 14.65% Quarterly dividend of $0.34 per share equates to a yield of 4.2% based upon recent stock price Strong expense control with an efficiency ratio of 51.7% Asset quality and capital position remain sound, with Non Performing Assets decreasing 4.6% LQ Repurchased 414,400 shares of common stock during Q3 *Non GAAP measure. Refer to appendix.

EARNINGS SUMMARY Linked Quarter (LQ) Net Income decreased from $66.3 million in 2Q18 to $64.4 million in 3Q18. The decrease in Net Income was primarily due to lower earnings from George Mason Mortgage Company. Diluted EPS were $0.62 in 3Q18 compared to $0.63 in 2Q18. Net Interest Income decreased $0.3 million linked quarter due to a decrease in the Net Interest Margin (see page 6 for details). Provision expense decreased $1.4 million as asset quality continues to be sound. Non Interest Income decreased $4.3 million due primarily to a decrease in mortgage banking revenues. Non Interest Expense decreased $0.1 million due mainly to decreases in employee compensation (primarily mortgage-related commissions), offset by an increase in FDIC expense. FDIC expense increased due to United now being assessed under the “large institution” assessment calculation. Three Months Ended Year Ended SOURCES In thousands, except per share data Earnings Release 3Q18 2Q18 3Q17 2017 2016 Merger expenses- Jeff's sheet Interest & Fees Income $,185,030 $,178,000 $,171,583 $,623,806 $,470,341 Interest Expense $36,255 $28,878 $21,307 $74,809 $45,010 Net Interest Income $,148,775 $,149,122 $,150,276 $,548,997 $,425,331 Provision for Loan Losses $4,808 $6,204 $7,279 $28,406 $24,509 Noninterest Income $31,686 $36,007 $38,229 $,131,645 $70,032 Noninterest Expense $93,315 $93,410 $96,652 $,367,409 $,248,196 Income Before Income Taxes $82,338 $85,515 $84,574 $,284,827 $,222,658 Income Taxes $17,926 $19,241 $27,836 $,134,246 $75,575 Net Income $64,412 $66,274 $56,738 $,150,581 $,147,083 Diluted EPS $0.62 $0.63 $0.54 $1.54 $1.99 Weighted Average Diluted Shares ,103,934 ,104,953 ,105,068.122 97,890 73,893 Notes Merger-Related Expenses (before tax) $0 $0 $604 $26,839 $6,131 Merger Check 0 0 0 0 0 Check 0 0 0 0 0 Check 0 0 0 0 0

PERFORMANCE RATIOS Strong and consistent profitability and expense control. 4Q17 was impacted by $37.7 million in additional tax expense related to the Tax Act. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Reported Net Interest Margin decreased from 3.67% to 3.56% LQ. Net Interest Margin decrease was primarily due to: Strategy to extend CD portfolio (executed $200 million of brokered CD’s on 6/29/18 for 12 months at a rate of 2.5%). Approximately 6 bps impact. $497 thousand decrease in loan purchase accounting accretion (~1 bps) “Lag” effect of deposit repricings in a rising rate environment Scheduled loan accretion for the remainder of FY 2018 is $6 million, with scheduled accretion for FY 2019 of $20 million. $ in millions

LOAN SUMMARY (excludes Loans Held for Sale) LQ decrease in loans driven by an above average level of payoffs, led by one sizable payoff in the C&I portfolio. Residential real estate growth generated primarily through United’s mortgage subsidiary – George Mason Mortgage Company. Loans consist of ARM products located within United’s footprint. Non Owner Occupied CRE to Total Risk Based Capital was 269% at 3Q18 (compared to 277% at 2Q18, and 300% at 3Q17). CRE portfolio continues to perform exceptionally well and remains diversified among underlying collateral types. $ in millions   3Q18 % of Total LQ Change Owner Occupied CRE $ 1,336 10.1% $ (31) Non Owner Occupied CRE $ 4,342 32.7% $ (94) Commercial $ 1,933 14.5% $ (276) Residential Real Estate $ 3,387 25.5% $ 87 Construction & Land Dev. $ 1,380 10.4% $ (17) Bankcard $ 10 0.1% $ - Consumer $ 899 6.8% $ 89 Total Gross Loans $ 13,287 100.0% $ (242)

DEPOSIT SUMMARY UBSI maintains a strong core deposit base with 32% of deposits in Non Interest Bearing accounts. Enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets where United has a dominant market share position. Maintain the #8 deposit market share position in the Washington D.C. MSA. Maintain the #2 deposit market share position in the state of West Virginia. Since December of 2015, Interest Bearing Deposit Beta of approximately 36% and Total Deposit Beta of approximately 24%. $ in millions   3Q18 % of Total LQ Change Interest Bearing $ 9,620 68.3% $ 121 Non Interest Bearing $ 4,471 31.7% $ 139 Total Deposits $ 14,091 100.0% $ 260

ENHANCING FRANCHISE VALUE Deposit Market Share: Washington D.C. MSA Since 2014, United has completed 3 acquisitions in the Washington D.C. MSA, significantly increasing franchise value (Cardinal, Bank of Georgetown, & Virginia Commerce). United has increased deposit market share in the Washington D.C. MSA from #15 in 2013 to #8 in 2018, with total deposits increasing from $2.1 billion to $8.5 billion. During this time period, the Washington D.C. MSA has grown from $154 billion in total market deposits to $209 billion. Source: SNL Financial

STRONG DEPOSIT MARKET SHARE IN WV Source: SNL Financial 6/30/2018 1. BB&T Corp. 15.81% 2. United Bankshares, Inc. 13.31% 3. WesBanco, Inc. 9.17% 4. City Holding Company 7.56% 5. Huntington Bancshares Inc. 5.79% 6. JPMorgan Chase & Co. 5.64% 7. Summit Financial Group, Inc. 3.68% 8. MVB Financial Corp. 3.16% 9. First Community Bancshares Inc. 2.88% 10. Premier Financial Bancorp Inc. 2.59% With total deposits of $4.4 billion in WV, United ranks #2 in deposit market share (second only to BB&T). United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state of West Virginia. The five markets include Charleston, Morgantown, Parkersburg, Wheeling, and Beckley, WV.

CREDIT QUALITY End of Period Balances (000s) 6/30/18 9/30/18 Non Accrual Loans $74,114 $66,554 90-Day Past Due Loans $16,422 $15,949 Restructured Loans $60,384 $63,626 Total Non Performing Loans $150,920 $146,129 Other Real Estate Owned $21,926 $18,786 Total Non Performing Assets $172,846 $164,915 Non Performing Loans / Loans 1.12% 1.10% Non Performing Assets / Total Assets 0.90% 0.86% Net Charge-offs / Average Loans 0.17% 0.15% Non Performing Assets (NPAs) decreased (4.6)% LQ and (14.6)% YTD. Credit quality remains solid and is expected to be stable for the remainder of 2018 and in 2019.

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 6/30/18 9/30/18** Common Equity Tier 1 Ratio 12.0% 12.4% Tier 1 Capital Ratio 12.0% 12.4% Total Risk Based Capital Ratio 14.2% 14.6% Leverage Ratio 10.4% 10.3% Total Equity to Total Assets 16.9% 16.9% *Tangible Equity to Tangible Assets (non GAAP) 9.7% 9.8% Book Value Per Share $31.12 $31.32 *Tangible Book Value Per Share (non GAAP) $16.54 $16.71 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. During the third quarter, United repurchased 414,400 shares of common stock, with 623,100 shares still available to be repurchased under the approved plan as of September 30, 2018. *Non GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date.

GEORGE MASON MORTGAGE GMM remains the #1 purchase money lender in the Washington D.C. MSA. Better positioned for profitability going forward due to implementation of ongoing expense reduction initiatives and continued focus on gain on sale margins. GMM gain on sale revenue and business unit profitability will depend upon future production mix (in-house vs. secondary) and general market conditions. Forecast a return to profitability in 2019 (current estimate of $2.0 million operating income) GMM (000s) 2Q18 3Q18 Applications $1,195,000 $854,000 Loans Originated $874,493 $641,141 Loans Sold $784,727 $692,270 Purchase Money % 83% 88% Realized Gain on Sale Margin 2.62% 2.85% Locked Pipeline (EOP) 221,317 170,545 Total Income $23,732 $16,866 Total Expense $21,225 $17,957 Income Before Tax $2,507 $(1,091) Net Income After Tax $1,943 $(846) The impact from ASC 815 (formerly SAB 109) on a pretax basis was $2.9 million in 2Q18 and $(3.3) million in 3Q18.

2018 OUTLOOK Loans & Deposits: Loan and deposit growth rates expected in the low to mid single digits for 4Q18 (annualized). Net Interest Margin: Stable to slightly improving core NIM (excluding purchase accounting related loan accretion). Asset Quality: Stable asset quality metrics (following improvement in 1Q18, 2Q18 & 3Q18). Non Interest Income: NII growth, excluding George Mason Mortgage Company and net loss on investments, is estimated in the low single digits (compared to 3Q18 annualized). Non Interest Expense: NIE growth, excluding George Mason Mortgage Company, is estimated to be flat (compared to 3Q18 annualized). Tax Rate: 2018 Tax Rate estimated at approximately 22.5%-23.0%. The outlook below reflects a continuation of the current economic climate and interest rate environment. Our outlook may change if the expectations for these items vary from current expectations.

UBSI INVESTMENT THESIS Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 4.2% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider ownership 44 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 12.5x (based upon median 2019 street consensus estimate of $2.59, per Bloomberg)

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Reconciliation of non-GAAP Items October 2018 (dollars in thousands) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $56,738 $17,975 $61,706 $66,274 $64,412 (B) Number of Days in the Quarter 92 92 90 91 92 Average Total Shareholders' Equity (GAAP) $3,265,542 $3,287,692 $3,273,033 $3,276,099 $3,262,949 Less: Average Total Intangibles (1,537,137) (1,533,693) (1,522,407) (1,520,253) (1,518,119) (C) Average Tangible Equity (non-GAAP) $1,728,405 $1,753,999 $1,750,626 $1,755,846 $1,744,830   Formula: [(A) / (B)]*365   (C) Return on Average Tangible Equity (non-GAAP) 13.02% 4.07% 14.30% 15.14% 14.65%

Reconciliation of non-GAAP Items (cont.) October 2018 (dollars in thousands)   6/30/2018 9/30/2018     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 19,207,603 $ 19,187,643   Less: Total Intangibles (GAAP) (1,518,980) (1,516,971)     Tangible Assets (non-GAAP) $ 17,688,623 $ 17,670,672         Total Shareholders' Equity (GAAP)   $ 3,242,565 $ 3,251,128     Less: Total Intangibles (GAAP)   (1,518,980) (1,516,971)   Tangible Equity (non-GAAP)   $ 1,723,585 $ 1,734,157   Tangible Equity to Tangible Assets (non-GAAP)   9.7% 9.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,242,565 $ 3,251,128   Less: Total Intangibles (GAAP) (1,518,980) (1,516,971)   Tangible Equity (non-GAAP) $ 1,723,585 $ 1,734,157   ÷ EOP Shares Outstanding (Net of Treasury Stock) 104,203,542 103,805,836   Tangible Book Value Per Share (non-GAAP) $16.54 $16.71